SUBSCRIPTION AGREEMENT

FOR

HARVESTONE GROUP, LLC

This is the offer and agreement (“Subscription Agreement”) of the undersigned to purchase 20 Preferred Units of membership interest (“Preferred Units”) to be issued by Harvestone Group, LLC, a Delaware limited liability company (“Company”), for a purchase price of $100,000 per Unit, for a total purchase price of $2,000,000 (“Subscription Price”), subject to the terms, conditions, acknowledgments, representations and warranties stated herein.  Simultaneously with the execution and delivery hereof, I am transmitting a wire transfer pursuant to the wire instructions herein or a check payable to the order of “Harvestone Group, LLC” in the amount of $2,000,000, representing the Subscription Price for the Preferred Units I am purchasing.

In order to induce the Company to accept this Subscription Agreement and as further consideration for such acceptance, I hereby make the following acknowledgments, representations and warranties with the full knowledge that the Company will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

1.I hereby adopt, confirm and agree to all of the covenants, representations and warranties contained in this Subscription Agreement.

2.My primary state of residence:  MN

3.My date of birth is: n/a

4.I hereby represent and warrant that, as of the date hereof (check each box as appropriate):

☐(i)I am an individual who had an income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and have a reasonable expectation of reaching the same income level in the current year;

☐(ii)I, together with my spouse, have a net worth, exclusive of the fair market value of my primary residence, but inclusive of home furnishings and personal automobiles, that exceeds $1,000,000;

☐(iii)the entity subscribing for Preferred Units is an Individual Retirement Account (“IRA”) or revocable trust and the individual who established the IRA or each grantor of the trust is an accredited investor on the basis of (i) or (ii) above;

☐(iv)the entity subscribing for Preferred Units is a self-directed pension plan and the participant who directed that assets of his or her account be invested in the Company is an accredited investor on the basis of (i) or (ii) above and such participant is the only participant whose account is being invested in the Company;

☐(v)the entity subscribing for Preferred Units is a pension plan which is not a self-directed plan and which has total assets in excess of $5,000,000;

☐(vi)the entity subscribing for Preferred Units is an irrevocable trust which consists of a single trust (a) with total assets in excess of $5,000,000, (b) which was not formed for the specific purpose of investing in the Company and (c) whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable or evaluating the merits and risks of the prospective investment in the Company;

☒(vii)the entity subscribing for Preferred Units is a corporation, a partnership or a Massachusetts or similar business trust, that was not formed for the specific purpose of acquiring Units in the Company, with total assets in excess of $5,000,000;

☐(viii)the entity subscribing for Preferred Units is an entity in which all of the equity owners are accredited investors; or

☐(ix)the entity subscribing for Preferred Units is none of the above apply (further information may be required to determine accredited investor status).

5.Under penalties of perjury, I certify (a) that the number shown on this Subscription Agreement is my correct taxpayer identification number and (b) that I am not subject to backup withholding, either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Please strike out the language certifying that you are not subject to backup withholding due to notified payee under-reporting if you have been notified that you are subject to backup withholding due to notified payee under-reporting, and you have not received a notice from the Internal Revenue Service advising you that backup withholding has terminated.)

6.I further represent and warrant that I have the capacity to evaluate the merits and risks of the prospective investment in Preferred Units and that such investment is not disproportionate to my income or available liquid funds and that I further have the capacity to protect my interests in connection with the purchase of the Preferred Units.

7.I (we) wish to own my (our) Preferred Units as follows (check one):

(a)

Separate or individual property. (In community property states, if the purchaser is married, his (her) spouse must submit written consent if community funds will be used to purchase the Preferred Units.)

(b)		Husband and Wife as community property. (Community property states only. Husband and Wife should both sign all required documents unless advised by their attorney that one signature is sufficient.)

(c)		Joint Tenants with right of survivorship. (Both parties must sign all required documents unless advised by their attorneys that one signature is sufficient.)

(d)		Tenants in Common. (Both parties must sign all required documents.)

(e)		Trust. (Attach copy of trust instrument and include name of trust, name of trustee and date trust was formed.)

(f)	X	Partnership or Limited Liability Company. (Attach copy of partnership or operating agreement and include evidence of authority for person who executes required documents.)

(g)		Other (indicate):

Subscriber’s Signature:	/s/ Steve A. Christensen	Date:	6-29	, 2018

Subscriber’s Signature		Date:		, 2018

REPRESENTATIONS AND WARRANTIES

1. I have had and continue to have the opportunity to personally obtain from the Company any information, to the extent possessed or obtainable without unreasonable effort and expense, necessary to evaluate the merits and risks of the proposed investment in the Company and the Preferred Units, and I have concluded, based on the information presented to me, my own understanding of investments of this nature and of this investment in particular, and the advice of such consultants as I have deemed appropriate, that I wish to subscribe for the Preferred Units indicated on the first page of this Subscription Agreement.

2. My overall commitment to investments that are not readily marketable is not disproportionate to my individual net worth, and my investment in the Preferred Units will not cause such overall commitment to become excessive. I have adequate means of providing for my financial requirements, both current and anticipated, and have no need for liquidity in this investment. I can bear and am willing to accept the economic risk of losing my entire investment in the Preferred Units.

3. I acknowledge that the sale of the Preferred Units has not been accompanied by any disclosure or information statement, the publication of any advertisement, any general solicitation or as the direct result of an investment seminar sponsored by the Company or any of its affiliates.

4. All information that I have provided to the Company herein concerning my suitability to invest in the Preferred Units is complete, accurate and correct as of the date of my signature on the last page of this Subscription Agreement. I hereby agree to notify the Company immediately of any material change in any such information occurring prior to the acceptance of this Subscription Agreement, including any information about changes concerning my net worth and financial position.

5. I have had the opportunity to ask questions of, and receive answers from, the Company and its managers, officers, and employees concerning the Company, the formation or operation of the Company or terms and conditions of the offering of the Preferred Units. I have been provided with all materials and information requested by either me or others representing me, including any information requested to verify any information furnished to me.

6. I am purchasing the Preferred Units for my own account and for investment purposes only and have no present intention, understanding or arrangement for the distribution, transfer, assignment, resale or subdivision of the Preferred Units. I understand that, due to the restrictions referred to in Paragraph 7 below, and the lack of any market existing or to exist for the Preferred Units, my investment in the Company will be highly illiquid and may have to be held indefinitely.

7. I am not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Preferred Units. I do not consider information and explanations related to the terms and conditions of the Preferred Units provided in the LLC Agreement or otherwise by the Company or any of its affiliates to be investment or tax advice or a recommendation to purchase the Preferred Units, and I understand that neither the Company nor any of its affiliates is acting or has acted as an advisor to me in deciding to invest in the Preferred Units. I acknowledge that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Preferred Units for purposes of determining my authority to invest in the Preferred Units.

Initial Here: /s/ SAC

8. I understand that legends will be placed on certificates, if any, evidencing the Preferred Units with respect to restrictions on distribution, transfer, resale, assignment or subdivision of the Preferred Units imposed by applicable federal and state securities laws. I am fully aware that the Preferred Units subscribed for hereunder have not been registered with the Securities and Exchange Commission in reliance on an exemption specified in Regulation D, which reliance is based in part upon my representations set forth herein. I understand that the Preferred Units subscribed for herein have not been registered under applicable state securities laws and are being offered and sold pursuant to the exemptions specified in said laws, and unless they are registered, they may not be re-offered for sale or resold except in a transaction or as a security exempt under those laws.

9. I hereby acknowledge receipt of the Limited Liability Company Agreement of Harvestone Group, LLC, dated May 31, 2018 (the “LLC Agreement”), and have reviewed the terms of the LLC Agreement.  I hereby adopt the LLC Agreement as a member of the Company and hereby grant a power of attorney to any officer of the Company to execute the LLC Agreement on my behalf, as evidenced by my signature hereto.

10. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its choice of law provisions, except as to the type of registration of ownership of Preferred Units, which shall be construed in accordance with the state of principal residence of the subscribing investor.

11. THE Preferred UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES OR ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS, THE Preferred UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE Preferred UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Initial Here: /s/ SAC

12. I hereby covenant and agree that any dispute, controversy or other claim arising under, out of or relating to this Agreement or any of the transactions contemplated hereby, or any amendment thereof, or the breach or interpretation hereof or thereof, shall be determined and settled in binding arbitration in the County of Davidson, State of Tennessee, in accordance with the rules and procedures of The American Arbitration Association. The prevailing party shall be entitled to an award of its reasonable costs and expenses, including but not limited to, attorneys’ fees, in addition to any other available remedies. Any award rendered therein shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court of competent jurisdiction.

13. I hereby agree to indemnify, defend and hold harmless the Company and all of its managers, officers, employees, affiliates and advisors, from any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and costs) that they may incur by reason of my failure to fulfill all of the terms and conditions of this Subscription Agreement or by reason of the untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents I have furnished to any of the foregoing in connection with this transaction.  This indemnification includes, but is not limited to, any damages, losses, liabilities, costs and expenses (including attorneys’ fees and costs) incurred by the Company, its directors, managers, officers, employees, affiliates and advisors, defending against any alleged violation of federal or state securities laws which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents I have furnished in connection with this transaction.

14. I hereby acknowledge and agree that: (a) I may not transfer or assign this Subscription Agreement, or any interest herein, and any purported transfer shall be void; (b) I am not entitled to cancel, terminate or revoke this Subscription Agreement once I execute and deliver to the Company this Subscription Agreement and this Subscription Agreement will be binding on my heirs, successors and personal representatives; provided, however, that if the Company rejects this Subscription Agreement, this Subscription Agreement shall be automatically canceled, terminated and revoked; (c) notwithstanding subsection (b) above, I hereby acknowledge that the Company shall not accept this Subscription Agreement until the closing date of the offering of the Preferred Units; (d) this Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the sale of the Preferred Units and may be amended, modified or terminated only by a writing executed by all parties (except as provided herein with respect to rejection of this Subscription Agreement by the Company); (e) within five days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as may be necessary to comply with any and all laws and regulations to which the Company is subject; and (f) the representations and warranties of the undersigned set forth herein shall survive the sale of the Preferred Units pursuant to this Subscription Agreement.

Initial Here: /s/ SAC

(SPECIAL INSTRUCTIONS: In all cases, the person/entity making the investment decision to purchase the Preferred Units must complete and sign the Subscription Agreement. For example, if the form of ownership designated above is a retirement plan for which investments are directed or made by a third party trustee, then that third party trustee must complete this Subscription Agreement rather than the beneficiaries under the retirement plan. Investors must list their principal place of residence rather than their office or other address on the signature page so that the Company can confirm compliance with appropriate securities laws. If you wish correspondence sent to some address other than your principal residence, please provide a mailing address in the blank provided below.)

IN WITNESS WHEREOF, I (we) have executed this Subscription Agreement this 29 day of June, 2018.

A.	REGISTRATION INFORMATION	Please print the exact name (registration) investor desires on account:
Granite Falls Energy, LLC
		Mailing address:	15045 Hwy 23 SE
Granite Falls, MN 56241
		E-mail address:	schristensen@granitefallsenergy.com

B.	DISTRIBUTION ADDRESS	Please indicate to whom distributions should be sent, if not to the address set forth in A. above.
Name:
Address:
Account Number:

C.	INVESTOR INFORMATION	Please send all investor correspondence to the following:
		Name:	Stacie Schuler, CFO
		Address:	- same -
Investor Phone:
		Business:	(320) 564-3100	Home:	( )

		Primary State of Residence:		MN

Social Security or Federal Tax ID Number:

D.	SIGNATURES	THE UNDERSIGNED HAS THE AUTHORITY TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR ENTITY REGISTERED IN A. ABOVE.
Executed this 29th day of June, 2018
/s/ Steve A. Christensen
Signature (Investor, or authorized signatory)

E.	SUBMIT SUBSCRIPTION

Make check payable to “Harvestone Group, LLC” or wire the Subscription Price to:

Account Name:  Harvestone Group, LLC

Account Number:

Bank Name: First Tennessee Bank

Bank ABA Routing Number:

Mail the executed Subscription Agreement and check (if applicable) to:

Harvestone Group, LLC

840 Crescent Center Drive, Suite 540

Franklin, Tennessee 37067

Attn:  Chad Martin, Manager

Accepted by the Company as of this 29th day

of June, 2018.

HARVESTONE GROUP, LLC

/s/ Chad Martin
By:	Chad Martin
Its:	Manager